UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2011

SWISHER HYGIENE INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-54174	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

(704) 364-7707

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, Swisher Hygiene Inc. (the “Company”) will be presenting at the 13th Annual ICR XChange Conference on Wednesday, January 12, 2011 at the St. Regis Monarch Beach Resort & Spa in Dana Point, California. The presentation will begin at 2:55 p.m., Pacific Time. A live broadcast of the Company’s conference presentation will be available at 2:55 p.m., Pacific Time, on Wednesday, January 12, 2011. To access the broadcast and the Company’s slide presentation for the conference, listeners should visit the investor relation’s section of the Company’s website at http://www.swisherhygiene.com.

The slides to be presented at the conference are attached as Exhibit 99.1 to this report. These slides are furnished pursuant to this Item 7.01 and neither these slides, nor the information included in the presentation, nor the information on the Company’s website at http://www.swisherhygiene.com shall be deemed filed in this or any other filing of the Company under the Securities Exchange Act of 1934, as amended, unless expressly incorporated by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2011	SWISHER HYGIENE INC.

	By:	/s/ Steven Berrard
Steven Berrard
President, Chief Executive Officer and Chairman of the Board

Exhibit Index

Exhibit No.	Description
99.1	Presentation Slides.

4